UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2018

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-212821	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401 (Address of principal executive offices, including zip code)

(760) 466-8076

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Yijingtong (Beijing) Technology Development Ltd.

On July 23, 2018, Ozop Surgical Corp., ("we," "us," "our," or the “Company”), through its wholly owned subsidiary, OZOP (Guangdong) Medical Technology Co., Ltd., a wholly owned foreign enterprise in China, acquired a 100% ownership interest in Yijingtong (Beijing) Technology Development Ltd (“Yijingtong”) from its shareholders who are unrelated parties pursuant to the terms of an Equity Transfer Agreement dated July 23, 2018 (the “Equity Transfer Agreement”). Yijington is a China based distributor of minimally invasive surgical (MIS) products to the orthopedic and neurosurgical markets in China.

Pursuant to the terms of the Equity Transfer Agreement, we agreed to pay the sellers of the Yijingtong equity interest RMB 1,000,000 (approximately US$147,815) payable in cash within 120 days of closing, in addition to inventory valued at RMB 4,072,719 (approximately US$ 602,009), which the parties will separately agree to payment and delivery terms. The sellers of Yijingtong will begin the registration change process upon execution of the Equity Transfer Agreement. In the event either party breaches the agreement, the non-breaching party shall have the right to request termination of the agreement and claim compensation from the breaching party for all economic losses.

The foregoing description of the Equity Transfer Agreement is a summary only and is qualified in its entirety by reference to the full text of the Equity Transfer Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 25, 2018 the Company issued a press release regarding the execution of the Equity Transfer Agreement and our acquisition of Yijington.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition of Yijington.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition of Yijington.

Exhibit No.	Description
10.1	Equity Transfer Agreement entered into among Zhao Zhen Rong, Sun Gui Ying and OZOP (Guangdong) Medical Technology Co., Ltd. dated July 23, 2018.
99.1	Press Release dated July 25, 2018 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: July 25, 2018	By:	/s/ Michael Chermak
Michael Chermak
Chief Executive Officer